Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE4 Class A-1
                             Payment Date 05/25/2001

Servicing Certificate
Beginning Pool Balance                                                              266,058,218.94
Beginning PFA                                                                                 0.00
Ending Pool Balance                                                                 268,825,998.14
Ending PFA Balance                                                                               -
Principal Collections                                                                13,792,032.98
Principal Draws                                                                       8,059,959.42
Net Principal Collections                                                                        -
Active Loan Count                                                                           11,426

Current Month Repurchases - Units                                                             1.00
Current Month Repurchases - Dollars                                                      29,888.70


Interest Collections                                                                  2,026,421.67

Weighted Average Net Loan Rate                                                            8.59327%
Substitution Adjustment Amount                                                                0.00

Note Rate                                                                                 4.71625%

Term Notes                                                                         Amount              Factor
----------                                                                         ------              ------
Beginning Balance                                                                   272,716,000.00       1.0000000
Ending Balance                                                                      272,716,000.00       1.0000000
Principal                                                                                        -       0.0000000
Interest                                                                              1,071,830.70       3.9302083
Interest Shortfall                                                                            0.00       0.0000000
Security Percentage                                                                        100.00%

Variable Funding Notes                                                             Amount
----------------------                                                             ------
Beginning Balance                                                                             0.00
Ending Balance                                                                                0.00
Principal                                                                                     0.00
Interest                                                                                      0.00
Interest Shortfall                                                                            0.00
Security Percentage                                                                          0.00%


Certificates                                                                            126,845.13



Beginning Overcollateralization Amount                                                3,290,086.55
Overcollateralization Amount Increase (Decrease)                                        800,653.45
Outstanding Overcollateralization Amount                                              4,090,740.00
Overcollateralization Target Amount                                                   4,090,740.00

Credit Enhancement Draw Amount                                                                0.00
Unreimbursed Prior Draws                                                                      0.00


                                                                                                       Number         Percent
                                                                                           Balance    of Loans      of Balance
Delinquent Loans (30 Days)                                                              930,318.97       41            0.35%
Delinquent Loans (60 Days)                                                              313,445.16       14            0.12%
Delinquent Loans (90+ Days) (1)                                                         323,852.26       14            0.12%
Foreclosed Loans                                                                         83,426.84        2            0.03%
REO                                                                                           0.00        0            0.00%

(1) 90+ Figures Include Foreclosures, REO and Bankruptcies

                                                                            Liquidation To-Date
Beginning Loss Amount                                                                         0.00
Current Month Loss Amount                                                                     0.00
Current Month Recoveries                                                                      0.00
Net Ending Loss Amount                                                                        0.00

                                                                               Special Hazard           Fraud       Bankruptcy
Beginning Amount                                                                              0.00            0.00          0.00
Current Month Loss Amount                                                                     0.00            0.00          0.00
Ending Amount                                                                                    -               -             -

Liquidation Loss Distribution Amounts                                                         0.00
Extraordinary Event Losses                                                                    0.00
Excess Loss Amounts                                                                           0.00

Capitalized Interest Account
Beginning Balance                                                                             0.00
Withdraw relating to Collection Period                                                        0.00
Interest Earned (Zero, Paid to Funding Account)                                               0.00
Total Ending Capitalized Interest Account Balance as of Payment Date                          0.00
Interest earned for Collection Period                                                         0.00
Interest withdrawn related to prior Collection Period                                         0.00

Funding Account
Beginning Funding Account Balance                                                     9,947,867.61
Deposit to Funding Account                                                            6,532,727.01
Payment for Additional Purchases                                                     (8,499,852.76)
Ending Funding Account Balance as of Payment Date                                     7,980,741.86
Interest earned for Collection Period                                                     4,724.48
Interest withdrawn related to prior Collection Period                                     7,137.61

Prefunding Account
Beginning Balance                                                                             0.00
Additional Purchases during Revolving Period                                                  0.00
Excess of Draws over Principal Collections                                                    0.00
Total Ending Balance as of Payment Date                                                       0.00
Interest earned for Collection Period                                                         0.00
Interest withdrawn related to prior Collection Period                                         0.00

Reserve Account
Beginning Balance                                                                             0.00
Deposits to Reserve Account for current Payment Date                                          0.00
Withdrawals from Reserve Account for current Payment Date                                     0.00
Total Ending Reserve Account Balance as of current Payment Date                               0.00
Interest earned for Collection Period                                                         0.00
Interest withdrawn related to prior Collection Period                                         0.00


       Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE4 Class A-2
                             Payment Date 05/25/2001


Servicing Certificate
Beginning Pool Balance                                                               55,931,457.56
Beginning PFA                                                                                 0.00
Ending Pool Balance                                                                  56,815,547.27
Ending PFA Balance                                                                               -
Principal Collections                                                                 4,459,435.02
Principal Draws                                                                       2,143,542.94
Net Principal Collections                                                                        -
Active Loan Count                                                                              910

Current Month Repurchases - Units                                                             1.00
Current Month Repurchases - Dollars                                                      53,590.91


Interest Collections                                                                    410,765.93

Weighted Average Net Loan Rate                                                            7.91281%
Substitution Adjustment Amount                                                                0.00

Note Rate                                                                                 4.75125%

Term Notes                                                                         Amount              Factor
----------                                                                         ------              ------
Beginning Balance                                                                    59,284,000.00       1.0000000
Ending Balance                                                                       59,284,000.00       1.0000000
Principal                                                                                        -       0.0000000
Interest                                                                                234,727.59       3.9593750
Interest Shortfall                                                                            0.00       0.0000000
Security Percentage                                                                        100.00%

Variable Funding Notes                                                             Amount
----------------------                                                             ------
Beginning Balance                                                                             0.00
Ending Balance                                                                                0.00
Principal                                                                                     0.00
Interest                                                                                      0.00
Interest Shortfall                                                                            0.00
Security Percentage                                                                          0.00%


Certificates                                                                                  0.00



Beginning Overcollateralization Amount                                                  600,458.96
Overcollateralization Amount Increase (Decrease)                                        170,999.25
Outstanding Overcollateralization Amount                                                771,458.21
Overcollateralization Target Amount                                                     889,260.00

Credit Enhancement Draw Amount                                                                0.00
Unreimbursed Prior Draws                                                                      0.00


                                                                                                       Number         Percent
                                                                                           Balance    of Loans      of Balance
Delinquent Loans (30 Days)                                                              347,546.19        5            0.61%
Delinquent Loans (60 Days)                                                                       -        0            0.00%
Delinquent Loans (90+ Days) (1)                                                                  -        0            0.00%
Foreclosed Loans                                                                                 -        0            0.00%
REO                                                                                           0.00        0            0.00%

(1) 90+ Figures Include Foreclosures, REO and Bankruptcies

                                                                            Liquidation To-Date
Beginning Loss Amount                                                                         0.00
Current Month Loss Amount                                                                     0.00
Current Month Recoveries                                                                      0.00
Net Ending Loss Amount                                                                        0.00

                                                                               Special Hazard           Fraud       Bankruptcy
Beginning Amount                                                                              0.00            0.00          0.00
Current Month Loss Amount                                                                     0.00            0.00          0.00
Ending Amount                                                                                    -               -             -

Liquidation Loss Distribution Amounts                                                         0.00
Extraordinary Event Losses                                                                    0.00
Excess Loss Amounts                                                                           0.00

Capitalized Interest Account
Beginning Balance                                                                             0.00
Withdraw relating to Collection Period                                                        0.00
Interest Earned (Zero, Paid to Funding Account)                                               0.00
Total Ending Capitalized Interest Account Balance as of Payment Date                          0.00
Interest earned for Collection Period                                                         0.00
Interest withdrawn related to prior Collection Period                                         0.00

Funding Account
Beginning Funding Account Balance                                                     3,953,001.40
Deposit to Funding Account                                                            2,486,891.33
Payment for Additional Purchases                                                     (3,199,981.79)
Ending Funding Account Balance as of Payment Date                                     3,239,910.94
Interest earned for Collection Period                                                     1,877.38
Interest withdrawn related to prior Collection Period                                     4,074.69

Prefunding Account
Beginning Balance                                                                             0.00
Additional Purchases during Revolving Period                                                  0.00
Excess of Draws over Principal Collections                                                    0.00
Total Ending Balance as of Payment Date                                                       0.00
Interest earned for Collection Period                                                         0.00
Interest withdrawn related to prior Collection Period                                         0.00

Reserve Account
Beginning Balance                                                                             0.00
Deposits to Reserve Account for current Payment Date                                          0.00
Withdrawals from Reserve Account for current Payment Date                                     0.00
Total Ending Reserve Account Balance as of current Payment Date                               0.00
Interest earned for Collection Period                                                         0.00
Interest withdrawn related to prior Collection Period                                         0.00
